UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23861

SEI Alternative Income Fund

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

(610) 676-1000

c/o Timothy D. Barto, Esq.

SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 676-3649

Date of fiscal year end: August 31, 2025

Date of reporting period: August 31, 2025

Item 1.	Reports to Stockholders.

(a)      A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

August 31, 2025

Annual Report

SEI Alternative Income Fund

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management Discussion and Analysis of Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers of the Trust	24
Disclosure of Fund Expenses	28
Notice to Shareholders	29
Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements	31

LETTER TO SHAREHOLDERS

August 31, 2025 (Unaudited)

To Our Shareholders

Financial markets globally experienced numerous bouts of volatility during the 12-month period ending August 31, 2025. Stock and bond prices saw wide swings over the period in response to numerous changes in U.S. trade policy, economic data, corporate earnings, and the beginning of interest-rate-cutting cycles for most major central banks.

Regarding monetary policy, the Federal Reserve (Fed) reduced the federal-funds rate by 50 basis points (0.50%) following its meeting in September 2024. The Fed subsequently implemented two more 0.25% rate cuts in November and December, and then held its benchmark rate steady in the first eight months of 2025. In a statement announcing its rate decision in late July 2025, the Fed noted that “growth of economic activity moderated in the first half of the year” and that inflation “remains somewhat elevated.” In June 2025, the European Central Bank (ECB) reduced its benchmark interest rate by 0.25% to 2.00%—its lowest level since November 2022, and the eighth rate cut over its past nine meetings—citing slowing inflation in the eurozone and the possible impact of U.S. trade policy on the euro area economy. In a tight 5-4 vote at its meeting in early August 2025, the Bank of England (BOE) reduced the Bank Rate by 0.25% to 4.00%—its lowest level since March 2023. Four BOE Monetary Policy Committee (MPC) members favored maintaining the policy rate at 4.25%. The MPC needed to take a second vote after one member favored a 0.50% rate cut, resulting in a 4-4-1 stalemate. In its announcement of the rate decision, the MPC commented, “The timing and pace of future reductions in the restrictiveness of policy will depend on the extent to which underlying disinflationary pressures continue to ease.” The Bank of Japan (BOJ) maintained its benchmark interest rate at 0.50% at its meeting on July 30-31. The central bank has not raised the rate since implementing a 0.25% hike in late January of this year. In a statement announcing the rate decision, the BOJ noted that, while underlying inflation has been sluggish due to a deceleration in economic growth, the central bank believes that price pressures will rise gradually as labor shortages intensify and inflation expectations increase.

U.S. trade policy was a focal point for global financial markets in the first eight months of the reporting period. In early April 2025, the Trump administration announced a blanket minimum tariff of 10% for all imports, and imposed so-called reciprocal tariffs on multiple countries (with the exception of goods from Canada and Mexico covered under the U.S.-Mexico-Canada Agreement). However, shortly thereafter, Trump announced a 90-day suspension of these reciprocal tariffs, with exception of China. The action followed a brief period of significant volatility in the U.S. Treasury market. The yield on the 10-year U.S. Treasury note rose sharply on fears that the tariffs could have a negative impact on the economy and reignite inflation (bond prices and yields move inversely). The yield subsequently retreated after the announcement of the tariff suspension. In August, a U.S. federal appeals court upheld a lower-court decision striking down the tariffs that President Donald Trump has implemented this year. The court ruled by a 7-4 margin that Trump had exceeded his authority under the International Emergency Economic Powers Act (IEEPA). The court found that IEEPA does not explicitly authorize the president to impose tariffs, which fall under the purview of the U.S. Congress. However, the appeals court let the tariffs remain in place until mid-October to allow time for a potential U.S. Supreme Court appeal.

Geopolitical events

The geopolitical news during the reporting period was dominated by the ongoing Russia-Ukraine war and military conflict in the Middle East. Russia’s invasion of Ukraine marked its third anniversary in February 2025, while the war between Israel and Hamas, a militant Palestinian nationalist group based in the West Bank and Gaza Strip which seeks to establish an independent Islamic state in Palestine, entered its second year in October 2024. Long-simmering tensions in the Middle East had escalated to war following a surprise attack on Israel by Hamas in early

October 2023.

U.S. President Donald Trump met with Russian President Vladimir Putin in Alaska on August 15, 2025 to discuss the ongoing military conflict between Russia and Ukraine. At a news conference following the meeting, Trump described the negotiations as “extremely productive,” but the two world leaders could not reach an agreement on a ceasefire. While Putin mentioned “agreements,” he provided no details, calling them a “starting point.” During a meeting with Ukraine’s President Volodymyr Zelensky and several European leaders on August 19, Trump proposed a summit involving himself, Zelensky, and Putin. Zelensky agreed to the meeting, though Putin did not commit to direct talks with Zelensky. However, U.S. Secretary of State Marco Rubio said that the U.S. was working to arrange the meeting. Toward the end of August, Trump expressed doubt about arranging direct talks between Putin and Zelensky, though he said that he still believed that there would be summit involving all three countries. In late July 2025, the U.S. and Israel recalled their negotiating teams from the Gaza ceasefire talks, citing frustration with Hamas' response to a proposal for a 60-day truce in the Israel-Hamas military conflict. U.S. special envoy Steve Witkoff accused Hamas of not acting in good faith and showing a "lack of desire" to reach a ceasefire. He stated that the U.S. would now consider "alternative options" to secure the release of hostages and stabilize Gaza. Israel also withdrew its delegation, saying Hamas' latest response to the ceasefire proposal did not allow for progress without significant concessions. However, Israel indicated it remains open to further discussions.

SEI Alternative Income Fund	1

LETTER TO SHAREHOLDERS (Continued)

August 31, 2025 (Unaudited)

Economic performance

According to the second estimate from the Department of Commerce, U.S. GDP expanded at an annual rate of 3.3% in the second quarter of 2025—a notable increase from the 0.5% decline in the first quarter and a significant improvement from the initial estimate of 3.0% growth. The upturn in the economy for the second quarter was attributable primarily to a substantial decline in imports (which are subtracted from the calculation of GDP) following a surge in imports in the first quarter as businesses rushed to stockpile goods before the Trump administration’s tariffs took effect, as well as an increase in consumer spending. Conversely, there were declines in residential fixed investment (purchases of private residential structures and residential equipment that property owners use for rentals). The upward adjustment in second-quarter GDP from the government’s initial estimate resulted from increases in nonresidential fixed investment (purchases of equipment and software, and nonresidential structures), partially offset by a downward revision to private inventory investment (a measure of the changes in values of inventories from one time period to the next).

Inflation in the U.S. remained sticky over the reporting period. The Department of Labor reported that the consumer-price index (CPI) rose 0.2% in July, down marginally from the 0.3% rise in June and in line with expectations. Housing costs ticked up 0.2% and comprised the bulk of the increase in the index for the month. Conversely, prices for gasoline and utility gas service fell 2.2% and 0.9%, respectively, in July. The CPI advanced 2.7% year-over-year in July—unchanged from June and slightly below expectations. Costs for utility gas service surged 13.8% over the previous 12-month period, while electricity prices were up 5.5%. In contrast, gasoline and fuel oil prices saw year-over-year declines of 9.5% and 2.9%, respectively. Core inflation, as measured by the CPI for all items less food and energy, rose at 3.1% year-over-year in July, up from the 2.9% annual upturn in June.

Economic growth in the U.K. remained sluggish over the reporting period. The Office for National Statistics (ONS) announced that GDP increased 0.3% in the second quarter of 2025, down from the 0.7% growth rate in the first quarter of this year. Output in the construction and services sectors rose 1.2% and 0.4%, respectively, over the quarter, while the production sector saw a 0.3% decline. According to Eurostat, eurozone GDP rose 0.1% the second quarter of 2025—down from the 0.6% growth rate for the first quarter of this year—and increased 1.4% over the previous 12-month period. The economies of Spain, Portugal, and Estonia were the strongest performers for the second quarter, expanding 0.7%, 0.6%, and 0.5%, respectively. In contrast, Ireland’s economy contracted 1.0%, while GDP for Germany and Italy each dipped 0.1% during the quarter.

The ONS reported that inflation in the U.K., as measured by the CPI, increased 0.1% in July, down from the 0.3% rise in June. The CPI advanced at an annual rate of 3.8% in July, slightly higher than the 3.6% year-over-year increase for the previous month. Restaurants and hotels, transportation, and alcohol and tobacco posted the largest gains in June, while clothing and footwear costs declined. Education, housing and household services, and communication costs climbed 7.5%, 7.4%, and 6.1%, respectively, over the previous 12-month period. Furniture and household goods prices were up just 0.3% year-over-year. Core inflation, as represented by the CPI excluding energy, food, alcohol, and tobacco, rose at an annual rate of 3.8% in July 2025. According to Eurostat’s preliminary estimate, inflation for the eurozone rose 2.1% for the 12-month period ending in August, ticking up from the 2.0% increase in July. Prices for food, alcohol and tobacco increased 3.2% year-over-year in August versus the 3.3% annual rise for the previous month. In contrast, energy prices fell 1.9% year-over-year. Costs in the services sector rose at an annual rate of 3.1% in August, inching down from the 3.2% increase in July. Core inflation, which excludes volatile energy, food, and alcohol and tobacco prices, increased at an annual rate of 2.3% in August, unchanged from the year-over-year increase in July.

2	SEI Alternative Income Fund

Market developments

Global fixed-income assets, as represented by the Bloomberg Global Aggregate Bond Index, returned 3.5% in U.S. dollar terms for the 12-month reporting period. Global high-yield bonds significantly outperformed their investment-grade corporate and government counterparts. In the U.S., high-yield bonds ended the period with substantial gains, outperforming investment-grade corporate bonds, mortgage-backed securities (MBS), and comparable-duration U.S. Treasurys. The U.S. Treasury yield curve normalized (10-year yields exceeded 3-month yields) as yields declined for all maturities up to five years and moved higher for longer-dated securities. The yields on 2-, 3-, and 5-year Treasury notes fell by corresponding margins of 0.32%, 0.21%, and 0.03%, ending the reporting period at 3.59%, 3.58%, and 3.68%, respectively, while the 10-year Treasury yield rose 0.32% to 4.23%. The yield spread between the 10-year note and the 3-month bill widened from flat (0.00%) to +1.30% during the period.

Our view

Regarding monetary policy, more interest-rate cuts are likely ahead, but the pace of easing in Canada and the eurozone should slow since policy rates are approaching the same level as the current inflation rate. The U.S. and the U.K., on the other hand, probably have more room to cut their respective policy rates, but SEI expects both central banks to be cautious in doing so. During his speech at the Kansas City Federal Reserve’s (Fed) annual Jackson Hole Economic Symposium in Wyoming in late August, Fed Chair Jerome Powell maintained a cautious tone, but appeared to be open to a rate cut in the near future. He commented that an accelerated downturn in the U.S. labor market could alleviate the central bank’s concerns that the Trump administration’s tariffs on imports will lead to higher inflation. At a time when the outlook is so uncertain, all the major central banks seem more data-dependent than ever. Among the potentially inflationary developments all central banks need to consider: the generally expansive fiscal policies pursued by their governments and the potential for retaliatory tariff hikes that increase prices on targeted goods.

We still judge the U.S. economy to be near full employment because labor-force growth is slowing in line with employment growth. The Trump administration’s crackdown on immigration may lead to an outright decline in the labor force over the next year.

SEI believes that further improvements in inflation among the major economies will be limited, although the U.K. and the U.S. are likely to continue to have more elevated inflation than the other countries owing to stronger wage gains and a larger services sector, where inflation tends to be sticky. Although it hasn’t shown up yet in the data, the U.S. is likely to sustain a bump in its inflation rate as the cost of the tariffs finally are passed through to consumers. U.S. importers loaded up on goods during the first quarter to avoid paying the tariffs (at least for a while). China, which will likely face a higher tariff than most, might go back to its old playbook of shipping its goods to a third country that faces lower tariffs, which then ships the goods to the U.S. This could provide modest price relief. Nevertheless, a quintupling of the tariff rate on imports into the U.S. is no small thing.

Sincerely,

James Smigiel

Chief Investment Officer

SEI Alternative Income Fund	3

LETTER TO SHAREHOLDERS (Concluded)

August 31, 2025 (Unaudited)

Index Definitions

Bloomberg Global Aggregate Index: is a market capitalization-weighted index that tracks the performance of investment-grade (rated BBB- or higher by S&P Global Ratings/Fitch Ratings or Baa3 or higher by Moody’s Investors Service) fixed-income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

JP Morgan Collateralized Loan Obligation Index (CLOIE) (USD): is the first rule-based benchmark designed to track the USD-denominated, broadly-syndicated, arbitrage U.S. collateralized loan obligation market. The index is comprised solely of cash, and arbitrage floating-rate collateralized loan obligations backed by broadly-syndicated leveraged loans.

4	SEI Alternative Income Fund

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2025 (Unaudited)

SEI Alternative Income Fund

I. Objective

The SEI Alternative Income Fund (the Fund) seeks to generate income and, to a lesser extent, seeks long-term capital appreciation.

II. Investment Approach

The Fund is managed directly by SEI Investments Management Corporation (SIMC).

III. Returns vs. Benchmark

For the 12-month period ending August 31, 2025, the Fund (Class F shares) returned 8.26% versus the 6.62% return of its benchmark, the JP Morgan Collateralized Loan Obligation Index (CLOIE) (USD).

IV. Fund Attribution

Fund performance for the reporting period benefited from holdings in collateralized loan obligations (CLOs)—the asset class in which all of the Fund’s assets are invested. The CLO market has performed well over the past several years, delivering steady returns while also seeing record or near-record levels of issuance. The CLOIE, an index that measures the performance of CLO debt tranches, garnered positive returns in each month of the reporting period, and has not recorded a negative monthly return since March 2023. Conversely, most other risk assets declined sharply during the market swoon in late March/early April 2025, in reaction to the tariffs on imported goods imposed by the administration of President Donald Trump.

CLO equity, which is not represented in any market index but whose performance is tracked by several sell-side research firms (financial entities such as investment banks and broker-dealers that produce market insights and equity research reports)—also delivered positive returns for the reporting period. Nonetheless, the asset class lagged during the first eight months of 2025 due to declining quarterly distributions. CLO equity distributions hit a multi-year high in mid-2024 attributable to the high yields offered by the underlying loan collateral; however, loan yields steadily declined over the reporting period as loan issuers took advantage of the strong capital markets to refinance their debt at lower interest rates. This is good for fundamentals since it lowers borrowers’ interest costs, but it reduces future returns for investors as it creates a smaller stream of interest income. CLO formation has been unrelenting despite a lack of true new loan supply stemming from a slow mergers-and-acquisitions (M&A) market. The 2024 calendar year and the first eight months of 2025 saw particularly strong performance, with demand for CLO debt and equity from all types of investors—including U.S. and domestic banks, insurance companies, and institutional and retail investors. This is best exemplified through the growth of CLO exchange-traded funds (ETFs) from essentially no assets in 2020 to an estimated $35 billion at the end of August.

SIMC, the Fund’s manager, maintained a positive view on credit fundamentals and CLO valuations throughout the reporting period. At the Fund’s inception in October 2023, SIMC deployed capital primarily in the secondary market, with 100% of assets under management allocated to investment-grade debt, defined as securities rated Baa/BBB or higher by credit-rating agencies S&P Global Ratings, Moody’s Ratings, and Fitch Ratings. Over time, SIMC sold investments that became fully valued, and others were redeemed (most CLOs are callable at par value two years after the date of issuance), resulting in the Fund manager gradually reinvesting the proceeds into higher-yielding assets. At the end of the reporting period on August 31, 2025, 34% of Fund AUM were allocated to below-investment-grade CLO debt (22%) and equity (12%). This compares to a total of approximately 18% at the end of August 2024.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

SEI Alternative Income Fund	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2025 (Unaudited)

SEI Alternative Income Fund (Concluded)

Average Annual Total Return1

	1 Year	Annualized Since Inception
Class F Shares	8.26%	9.81%
Class Y Shares	8.52%	10.08%
JP Morgan Collateralized Loan Obligation Index (CLOIE) (USD)	6.62%	8.06%

Comparison of Change in the Value of a $100,000 Investment in the SEI Alternative Income Fund, Class F Shares and Class Y Shares, versus the JP Morgan Collateralized Loan Obligation Index (CLOIE) (USD).

[1]	For the year ended 8/31/2025. Past performance is no indication of future performance. Class F and Class Y shares were offered beginning on 10/31/2023. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

6	SEI Alternative Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2025

SEI Alternative Income Fund

Sector Weightings (Unaudited)†:

100.0% Asset-Backed Securities

†	Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
ASSET-BACKED SECURITIES — 96.5%
Other Asset-Backed Securities — 96.5%

Abry Liquid Credit CLO, Ser 2025-1A, Cl C
0.000%, 10/20/2038(A)(B)(C)	$625	$625
Abry Liquid Credit CLO, Ser 2025-1A, Cl D
0.000%, 10/20/2038(A)(B)(C)	625	625
Abry Liquid Credit CLO, Ser 2025-1A, Cl E
0.000%, 10/20/2038(A)(B)(C)	625	625
Apex Credit CLO 12, Ser 2025-12A, Cl D1
8.029%, TSFR3M + 3.750%, 04/20/2038(A)(B)	500	501
Apex Credit CLO, Ser 2019-1A, Cl D1RR
8.179%, TSFR3M + 3.850%, 07/18/2037(A)(B)	1,000	971
Apex Credit CLO, Ser 2020-1A, Cl CRR
6.976%, TSFR3M + 2.650%, 04/20/2035(A)(B)	1,000	1,000
Apex Credit CLO, Ser 2020-2A, Cl DR
7.620%, TSFR3M + 3.500%, 10/20/2038(A)(B)	1,000	1,000
Apex Credit CLO, Ser 2024-2A, Cl D1
8.069%, TSFR3M + 3.750%, 07/25/2037(A)(B)	750	754
Ares XXXIV CLO, Ser 2015-2A, Cl SUB
0.000%, 04/17/2033(A)(B)(C)(D)	12,015	2,840
Atlas Senior Loan Fund VII, Ser 2016-7A, Cl ER
10.860%, TSFR3M + 6.662%, 11/27/2031(A)(B)	2,000	1,981
Atlas Senior Loan Fund XX, Ser 2022-20A, Cl D1R
8.176%, TSFR3M + 3.850%, 10/19/2037(A)(B)	1,300	1,306
Atlas Senior Loan Fund XXIII, Ser 2024-23A, Cl C
6.726%, TSFR3M + 2.400%, 07/20/2037(A)(B)	1,000	1,000
Atlas Senior Loan Fund XXV, Ser 2025-25A, Cl D1
8.002%, TSFR3M + 3.680%, 07/20/2038(A)(B)	200	200
Barings CLO III, Ser 2019-3A, Cl D2RR
8.426%, TSFR3M + 4.100%, 01/20/2036(A)(B)	1,150	1,148
Battalion CLO XVI, Ser 2019-16A, Cl ER2
11.416%, TSFR3M + 7.090%, 01/20/2038(A)(B)	800	797
	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
ASSET-BACKED SECURITIES (continued)
Battalion CLO XXIX, Ser 2025-29A, Cl SUB
0.000%, 03/31/2038(A)(B)(C)(D)	$250	$221
Battalion CLO XXVIII, Ser 2025-28A, Cl D2
8.276%, TSFR3M + 3.950%, 01/20/2038(A)(B)	300	294
Battalion CLO XXVIII, Ser 2025-28A, Cl F
13.366%, TSFR3M + 9.040%, 01/20/2038(A)(B)	250	236
Battalion CLO XXVIII, Ser 2025-28A, Cl SUB
0.000%, 01/20/2038(A)(B)(C)(D)	1,640	1,459
Battery Park CLO, Ser 2019-1A, Cl E
11.568%, TSFR3M + 7.250%, 07/15/2036(A)(B)	350	351
Benefit Street Partners CLO XV, Ser 2018-15A, Cl SUB
0.000%, 07/18/2031(A)(B)(C)(D)	1,895	967
BlueMountain CLO, Ser 2016-3A, Cl CR
6.673%, TSFR3M + 2.462%, 11/15/2030(A)(B)	300	301
Bridge Street CLO II, Ser 2021-1A, Cl B
6.937%, TSFR3M + 2.612%, 07/20/2034(A)(B)	175	175
Crown Point CLO 7, Ser 2018-7A, Cl AR
5.556%, TSFR3M + 1.230%, 10/20/2031(A)(B)	274	274
Elevation CLO, Ser 2013-1A, Cl D1R3
0.000%, 07/25/2038(A)(B)(C)	1,250	1,250
Ivy Hill Middle Market Credit Fund IX, Ser 2025-9A, Cl ER3
10.615%, TSFR3M + 6.500%, 07/23/2037(A)(B)	500	500
Ivy Hill Middle Market Credit Fund XX, Ser 2025-20A, Cl ER
11.783%, TSFR3M + 7.500%, 07/19/2037(A)(B)	500	496
Jefferies Credit Partners Direct Lending CLO, Ser 2024-1A, Cl E
12.569%, TSFR3M + 8.250%, 07/25/2036(A)(B)	250	244
Jefferies Credit Partners Direct Lending CLO, Ser 2024-1A, Cl SUB
0.000%, 07/25/2036(A)(B)(C)(D)	400	340
Jefferies Credit Partners Direct Lending CLO, Ser 2024-2A, Cl D1
8.776%, TSFR3M + 4.450%, 01/20/2037(A)(B)	1,250	1,254
LCM 31, Ser 2024-31A, Cl ER
11.576%, TSFR3M + 7.250%, 07/20/2034(A)(B)	500	461
LCM 39, Ser 2024-39A, Cl ER
11.318%, TSFR3M + 7.000%, 10/15/2034(A)(B)	1,000	1,001

SEI Alternative Income Fund	7

SCHEDULE OF INVESTMENTS

August 31, 2025

SEI Alternative Income Fund (Concluded)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
ASSET-BACKED SECURITIES (continued)
LCM 40, Ser 2024-40A, Cl D1R
8.068%, TSFR3M + 3.750%, 01/15/2038(A)(B)	$1,000	$1,006
Magnetite XXV, Ser 2020-25A, Cl D
7.880%, TSFR3M + 3.562%, 01/25/2032(A)(B)	250	251
MidOcean Credit CLO XVI, Ser 2024-16A, Cl SUB
0.000%, 10/20/2037(A)(B)(C)(D)	1,000	716
MidOcean Credit CLO XVIII, Ser 2025-18A, Cl SUB
0.000%, 10/18/2035(A)(B)(C)(D)	250	200
Mountain View CLO XV, Ser 2019-2A, Cl CR
7.218%, TSFR3M + 2.900%, 07/15/2037(A)(B)	1,250	1,258
Mountain View CLO XVIII, Ser 2024-1A, Cl D1
7.968%, TSFR3M + 3.650%, 10/16/2037(A)(B)	1,200	1,204
Mountain View CLO XVIII, Ser 2024-1A, Cl E
11.908%, TSFR3M + 7.590%, 10/16/2037(A)(B)	788	794
Mountain View CLO, Ser 2016-1A, Cl CR2
6.670%, TSFR3M + 2.350%, 04/14/2033(A)(B)	350	351
Navesink CLO 1, Ser 2023-1A, Cl D1R
8.219%, TSFR3M + 3.900%, 07/25/2033(A)(B)	1,000	1,003
NewStar Fairfield Fund CLO, Ser 2015-2A, Cl B1N
6.837%, TSFR3M + 2.512%, 04/20/2030(A)(B)	2,000	1,991
NGC, Ser 2024-1A, Cl D1
8.526%, TSFR3M + 4.200%, 07/20/2037(A)(B)	500	502
Ocean Trails CLO 8, Ser 2020-8A, Cl ERR
11.818%, TSFR3M + 7.500%, 07/15/2034(A)(B)	1,000	996
Ocean Trails CLO IX, Ser 2020-9A, Cl D1RA
7.468%, TSFR3M + 3.150%, 01/15/2038(A)(B)	1,250	1,244
OCP CLO, Ser 2024-38A, Cl SUB
0.000%, 01/21/2038(A)(B)(C)(D)	1,000	820
Rad CLO 18, Ser 2023-18A, Cl ER
10.820%, TSFR3M + 6.500%, 07/15/2037(A)(B)	500	498
Saranac CLO VII, Ser 2014-2A, Cl DR
7.835%, TSFR3M + 3.632%, 11/20/2029(A)(B)	250	245
Steele Creek CLO, Ser 2018-1X, Cl A
5.589%, TSFR3M + 1.272%, 04/15/2031(B)	207	207
TCP Whitney CLO, Ser 2025-1A, Cl D2R2
0.000%, 11/20/2037(A)(B)(C)	594	594
	Face Amount	Market Value
Description	(Thousands)	($ Thousands)
ASSET-BACKED SECURITIES (continued)
TCW CLO, Ser 2017-1A, Cl D1R3
8.014%, TSFR3M + 3.700%, 10/29/2034(A)(B)	$500	$498
TCW CLO, Ser 2021-2A, Cl D1R
7.370%, TSFR3M + 3.100%, 10/24/2038(A)(B)	1,100	1,100
TCW CLO, Ser 2021-2A, Cl DJR
8.470%, TSFR3M + 4.200%, 10/24/2038(A)(B)	350	350
TCW CLO, Ser 2021-2A, Cl ER
11.020%, TSFR3M + 6.750%, 10/24/2038(A)(B)	600	600
THL Credit Lake Shore MM CLO I, Ser 2019-1A, Cl A1R
6.279%, TSFR3M + 1.962%, 04/15/2033(A)(B)	1,066	1,067
THL Credit Wind River CLO, Ser 2013-2A, Cl E1R
11.341%, TSFR3M + 7.012%, 10/18/2030(A)(B)	250	248
Venture 45 Clo, Ser 2025-45A, Cl BR
6.182%, TSFR3M + 1.900%, 07/20/2035(A)(B)	625	625
Venture CLO, Ser 2017-28AA, Cl DR
8.207%, TSFR3M + 3.882%, 10/20/2034(A)(B)	850	829
Venture XXVIII CLO, Ser 2021-28A, Cl A2R
5.577%, TSFR3M + 1.252%, 07/20/2030(A)(B)	41	41
Voya CLO, Ser 2013-2A, Cl DR
10.180%, TSFR3M + 5.862%, 04/25/2031(A)(B)	1,938	1,906
Voya CLO, Ser 2014-4A, Cl DR
10.532%, TSFR3M + 6.212%, 07/14/2031(A)(B)	698	688
Voya CLO, Ser 2017-1A, Cl D
10.684%, TSFR3M + 6.362%, 04/17/2030(A)(B)	750	742
Wellfleet CLO, Ser 2020-2A, Cl BR
6.329%, TSFR3M + 2.012%, 07/15/2034(A)(B)	1,000	1,000
Wellfleet CLO, Ser 2024-2A, Cl SUB
0.000%, 02/25/2038(A)(B)(C)(D)	1,014	791

Total Asset-Backed Securities
(Cost $49,074) ($ Thousands)		49,562

Total Investments in Securities — 96.5%
(Cost $49,074) ($ Thousands)		$49,562

8	SEI Alternative Income Fund

Percentages are based on Net Assets of $51,342 ($ Thousands).

(A)	Security, or a portion thereof, exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2025, the value of these securities amounted to $49,355 ($ Thousands), representing 96.1% of the Net Assets of the Fund.

(B)	Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	No interest rate available.

(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Cl — Class

CLO — Collateralized Loan Obligation

Ser — Series

TSFR3M — Term Secured Overnight Financing Rate 3 Months

The following is a summary of the level of inputs used as of August 31, 2025, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset-Backed Securities	–	41,207	8,355	49,562
Total Investments in Securities	–	41,207	8,355	49,562

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 investments as of August 31, 2025. The disclosure below also includes quantitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value as of August 31, 2025 (000)	Valuation Technique(s)	Unobservable Input	Price Range (000)
CLO Equity	$8,355	Market Quotes	Broker Quote	$200 - 2,840

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

The following is a reconciliation of the Investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

Investments in Asset-Backed Securities
Balance as of August 31, 2024	$1,473
Accrued discounts/premiums	-
Realized gain/(loss)	-
Change in unrealized appreciation/(depreciation)	291
Purchases	7,232
Sales	(641)
Net transfer into Level 3	-
Net transfer out of Level 3	-
Ending Balance as of August 31, 2025	$8,355
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$291

Amounts designated as “-” are $0.

SEI Alternative Income Fund	9

STATEMENT OF ASSETS AND LIABILITIES ($ Thousands)

August 31, 2025

SEI Alternative
Income Fund
Assets:
Investments, at value	$49,562
Cash	7,142
Interest receivable	367
Receivable from administrator	20
Prepaid expenses	10
Total Assets	57,101
Liabilities:
Payable for investment securities purchased	5,192
Income distribution payable	53
Shareholder servicing fees payable, Class F	7
Trustees' fees payable	1
Accrued expense payable	506
Total Liabilities	5,759
Net Assets	$51,342
Cost of Investments	$49,074
Net Assets:
Paid-in Capital — (Unlimited Authorization — No Par Value)	$50,444
Total Distributable Earnings	898
Net Assets	$51,342
Net Asset Value, Offering and Redemption Price Per Share — Class F	$10.34
($31,808,719 ÷ 3,077,316 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$10.34
($19,533,002 ÷ 1,889,592 shares)

The accompanying notes are an integral part of the financial statements.

10	SEI Alternative Income Fund

STATEMENT OF OPERATIONS ($ Thousands)

For the year ended August 31, 2025

SEI Alternative Income Fund
Investment Income:
Interest income	$3,261
Total Investment Income	3,261
Expenses:
Investment advisory fees	508
Shareholder servicing fees, Class F	61
Administration fees	39
Trustees' fees	1
Professional fees	305
Registration fees	57
Custodian/Wire agent fees	46
Printing fees	35
Other expenses	71
Total Expenses	1,123
Less:
Waiver of investment advisory fees	(508)
Waiver of administration fees	(39)
Reimbursement from administrator	(221)
Net Expenses	355
Net Investment Income	2,906
Net Realized Gain (Loss) on:
Investments	389
Net Realized Gain (Loss)	389
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(193)
Net Change in Unrealized Appreciation (Depreciation)	(193)
Net Realized and Unrealized Gain (Loss)	196
Net Increase in Net Assets Resulting from Operations	$3,102

The accompanying notes are an integral part of the financial statements.

SEI Alternative Income Fund	11

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the year ended August 31, 2025 and the period ended August 31, 2024

	SEI Alternative Income Fund
	09/01/24 to	10/31/23 to
	08/31/25	08/31/24*
Operations:
Net investment income	$2,906	$1,730
Net realized gain (loss)	389	146
Net change in unrealized appreciation (depreciation)	(193)	681
Net Increase in Net Assets Resulting from Operations	3,102	2,557
Distributions:
Class F	(1,886)	(868)
Class Y	(1,192)	(815)
Total Distributions	(3,078)	(1,683)
Capital Share Transactions:
Class F:
Proceeds from shares issued	14,004	16,443
Reinvestment of distributions	1,249	787
Cost of shares exchanged	(561)	–
Cost of shares redeemed	(571)	–
Net Increase in Net Assets from Class F Transactions	14,121	17,230
Class Y:
Proceeds from shares issued	4,038	12,500
Proceeds from shares exchanged	561	–
Reinvestment of distributions	1,179	815
Net Increase in Net Assets from Class Y Transactions	5,778	13,315
Net Increase in Net Assets Derived from Capital Share Transactions	19,899	30,545
Net Increase in Net Assets	19,923	31,419
Net Assets:
Beginning of Year/Period	31,419	–
End of Year/Period	$51,342	$31,419
Capital Share Transactions:
Class F:
Shares issued	1,355	1,634
Shares exchanged	(54)	–
Reinvestment of distributions	120	77
Shares redeemed	(55)	–
Net Increase from Class F transactions	1,366	1,711
Class Y:
Shares issued	392	1,250
Shares exchanged	54	–
Reinvestment of distributions	114	80
Net Increase from Class Y transactions	560	1,330

*	Commenced operations October 31, 2023.
Amounts designated as "—" are zero or have been rounded to zero.
The accompanying notes are an integral part of the financial statements.

12	SEI Alternative Income Fund

STATEMENT OF CASH FLOWS ($ Thousands)

August 31, 2025

SEI Alternative Income Fund
Cash Flows Used in Operating Activities:
Net Increase in Net Assets Resulting from Operations	$3,102
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchase of investment securities	(47,127)
Proceeds from disposition of investment securities	28,425
Amortization (accretion of market discount)	(30)
Net Realized (Gain) Loss on:
Investments	(389)
Net Change in Unrealized (Appreciation) Depreciation on:
Investments	193
Changes in Assets:
(Increase) Decrease in interest receivable	(38)
(Increase) Decrease in receivable from administrator	6
(Increase) Decrease in prepaid expenses	9
Changes in Liabilities:
Increase (Decrease) in payable for investment securities purchased	5,192
Increase (Decrease) in shareholder servicing fees payable	3
Increase (Decrease) in trustees’ fees payable	1
Increase (Decrease) in accrued expense payable	169
Net Cash Used in Operating Activities	(10,484)
Cash Flows Provided by Financing Activities:
Dividends and distributions	(3,078)
Reinvestment of dividends and distributions	2,458
Proceeds from shares issued	18,115
Cost of shares redeemed	(571)
Net Cash Provided by Financing Activities	16,924
Net Change in Cash	6,440
Cash at Beginning of Year	$702
Cash at End of Year	$7,142
Supplemental Disclosure of Non-Cash Items:
Proceeds from shares exchanged	$561
Cost of shares exchanged	$(561)

The accompanying notes are an integral part of the financial statements.

SEI Alternative Income Trust	13

FINANCIAL HIGHLIGHTS

For the year ended August 31, 2025 and the period ended August 31, 2024

For a share outstanding throughout each period

	Net Asset Value, Beginning of Year/ Period	Net Investment Income(1)	Net Realized and Unrealized Gains	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year/ Period	Total Return†	Net Assets End of Year/Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
SEI Alternative Income Fund
Class F
2025	$10.33	$0.76	$0.06	$0.82	$(0.71)	$(0.10)	$(0.81)	$10.34	8.26%	$31,809	1.00%	2.97%	7.32%	74%
2024(2)	10.00	0.64	0.30	0.94	(0.61)	–	(0.61)	10.33	9.68	17,676	1.00	3.70	7.50	55
Class Y
2025	$10.33	$0.79	$0.06	$0.85	$(0.74)	$(0.10)	$(0.84)	$10.34	8.52%	$19,533	0.75%	2.71%	7.63%	74%
2024(2)	10.00	0.66	0.30	0.96	(0.63)	–	(0.63)	10.33	9.90	13,743	0.75	3.46	7.76	55

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.

(2)	Commenced operations on October 31, 2023. All ratios for the period have been annualized.

Amounts designated as "—" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

14	SEI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS

August 31, 2025

1. ORGANIZATION

SEI Alternative Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 1, 2023. The Fund is a non-diversified, closed-end management investment company registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). The offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). The Fund is an “interval fund” that is designed primarily for long-term investors and not as a trading vehicle. The Fund’s investment objective is to generate income and, to a lesser extent, seek long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the "Board"), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Fund’s Valuation and Pricing Policy. The Fund’s Board of Trustees has designated SEI Investments Management Corporation ("SIMC") as the Valuation Designee for the Fund pursuant to Rule 2a-5 (the "Rule") under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board's designation, has appointed a valuation committee of SIMC persons to function as the Valuation Designee (the "Committee") and has established a Valuation and Pricing Policy to implement the Rule and the Fund's Valuation and Pricing Policy (together with SIMC's Valuation and Pricing Policy, the "Procedures"). As discussed in detail below, the Committee will typically first seek to fair value investments with valuations received from an independent, third-party pricing agent

(a "Pricing Service"). If such valuations are not available or are unreliable, the Committee will seek to obtain a bid price from at least one independent broker or dealer. If a broker or dealer quote is unavailable, the Committee will convene, subject to the Fair Value Procedures, to establish a fair value for the fair value investments.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of collateralized debt obligations (including collateralized loan obligations), such as those held by the Fund, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, or in the case of an equity tranche of a CDO/CLO, the Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Fund will value the security using the Fund’s Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

As of August 31, 2025, all level 3 asset-backed securities are valued by an independent dealer. Please see the unobservable inputs table on page 9 of the financial statements. A dealer’s valuation reflects its judgment of the price of an asset, assuming an arm’s length transaction at the valuation date between knowledgeable and willing market participants. The valuation pertains to an assumed transaction and may not necessarily reflect actual quoted or other prices, and does not indicate that an active market exists for the financial instrument.

SEI Alternative Income Fund	15

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2025

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Fund’s Fair Value Procedures until a price from an independent source can be secured. Securities held by the Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Prices for most securities held by the Fund are provided daily by third-party independent pricing agents. SIMC, through the Committee, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC monitors the reliability of prices obtained from any pricing service and shall promptly notify the Fund’s administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Fund’s administrator, in turn, will notify the Committee if the Fund’s administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Fund’s Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of the Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Procedures. The Committee must monitor for circumstances that may necessitate that a security be valued using the Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below). When a security is valued in accordance with the Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Valuation Designee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Fund, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

16	SEI Alternative Income Fund

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts.

The valuation techniques used by the Fund to measure fair value during the year ended August 31, 2025 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended August 31, 2025, there have been no significant changes to the Fund’s fair valuation methodologies. For details of the investment classifications reference the Schedule of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “Equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non- class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

SEI Alternative Income Fund	17

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2025

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Dividends and Distributions to Shareholders — The Fund declares its net investment income monthly and distributes monthly. The Fund makes distributions of capital gains, if any, at least annually.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements —SIMC serves as the Fund’s investment adviser (the “Adviser”). In connection with serving as Adviser, SIMC is entitled to a fee of 1.30%, which is calculated daily and paid monthly, based on the average daily net assets of the Fund.

SEI Investments Global Fund Services (the “Administrator”) provides the Fund with administrative services. For its services, the Administrator is entitled to a fee of 0.10%, which is calculated daily and paid monthly, based on the average daily net assets of the Fund.

SEI Investments Distribution Co. (the “Distributor”) is the distributor of the shares of the Fund. The Fund has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which a shareholder servicing fee of up to 0.25% of the average daily net assets of Class F shares of the Fund will be paid to other service providers. Under the Shareholder Servicing Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services.

The Fund’s administrator and its affiliates have contractually agreed until December 31, 2025 to waive fees and reimburse expenses in order to keep total direct annual operating expenses (but excluding interest from borrowings, prime broker fees, dividends and interest on securities sold short, AFFE, taxes, brokerage commissions, costs associated with litigation or tax-related services, Trustee fees, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.00% and 0.75% for Class F & Class Y, respectively. The agreement may be amended or terminated only with the consent of the Board of Trustees of the Fund. There is no guarantee that the contractual fee waiver agreement will continue after December 31, 2025.

Custodian Agreement — Brown Brothers Harriman & Co. serves as the custodian of the Fund. The custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold in the Fund.

Transfer Agent Servicing Agreement — UMB Fund Services, Inc. serves as the transfer agent for the Fund.

Payment to Affiliates — Certain officers and Trustees of the Fund are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Fund pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Fund as incurred.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended August 31, 2025, were as follows:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
SEI Alternative Income Fund
Purchases	$–	$47,127	$47,127
Sales	–	28,550	28,550

5. CAPITAL STOCK

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares of each class, no par value per share. Subject to investor eligibility, the minimum initial investment by a shareholder for each of Class F and Class Y Shares is $100,000 with minimum subsequent investments of $1,000. The minimum balance requirement for each of Class F and Class Y Shares is $10,000.

The Fund offers two separate classes of Shares designated as Class F and Class Y on a continuous basis at the net asset value per share. The Fund is a closed-end investment company, and therefore no Shareholder will have the right to require the Fund to redeem its Shares, however, as an “interval fund,” the Fund will provide some liquidity to Shareholders by making quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

18	SEI Alternative Income Fund

Under certain circumstances, an exchange may be made between Class F and Class Y of the Fund as presented on the Statements of Changes in Net Assets.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers to repurchase at NAV outstanding shares of the Fund. The results of the repurchase offers of Class F conducted for the reporting year ended August 31, 2025 are as follows:

Repurchase Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered (000)
September 27, 2024	5%	0.9%	16
December 27, 2024	5	–	–
March 31, 2025	5	1.4	35
June 30, 2025	5	0.1	4

Repurchase Date	NAV Price of Shares Tendered	Redemption Value of Shares Tendered (000)	Shares Outstanding on Repurchase Date, Before Repurchase (000)
September 27, 2024	$10.39	$163	1,757
December 27, 2024	–	–	–
March 31, 2025	10.39	363	2,533
June 30, 2025	10.28	45	2,815

There were no repurchase offers of Class Y for the reporting year ended August 31, 2025.

6. FEDERAL TAX INFORMATION

It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, as appropriate, in the period that the differences arise.

The permanent differences are primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes and CLO adjustments.

There are no permanent differences that are credited or charged to Paid-In Capital and Distributable Earnings (Accumulated Losses) as of August 31, 2025.

The tax character of dividends and distributions paid during the year ended August 31, 2025 and the period ended August 31, 2024 was as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
SEI Alternative Income Fund	2025	$3,078	$–	$3,078
	2024	1,683	–	1,683

As of August 31, 2025, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post-October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
SEI Alternative Income Fund	$1,019	$266	$–	$–	$–	$(153)	$(234)	$898

For Federal income tax purposes, the cost of securities owned at August 31, 2025, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in CLOs.

Post-October losses if any, represent losses realized on investment transactions from November 1, 2024 through August 31, 2025 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. For the year ended August 31, 2025, there were no capital loss carryforwards.

The aggregate gross unrealized appreciation and depreciation on total investments held by the Fund at August 31, 2025, was as follows:

SEI Alternative Income Fund	19

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2025

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
SEI Alternative Income Fund	$49,715	$601	$(754)	$(153)

Management has analyzed the Fund’s tax position taken on the federal income tax return and has concluded that as of August 31, 2025, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended August 31, 2025, the Fund did not incur any interest or penalties.

7. CONCENTRATION/RISKS

In the normal course of business, the Fund may enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The following descriptions provide additional information about some of the risks of investing in the Fund:

Collateralized Loan Obligations Risk — A CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. If the CLO’s outstanding debt is not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.

Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLOs at a price and time the Fund deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. The Fund may not be able to accurately predict when or which of the Fund’s CLO investments will be called, resulting in the Fund having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in the Fund’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require the Fund to reinvest cash at inopportune times. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting and delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.

Liquidity Risk — Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO security directly from the issuer (rather than from the secondary market), there often may be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLO securities at a price and time the Fund deems advantageous may be impaired. CLO securities are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO security.

Privately Issued Securities Risk — CLO securities are generally privately-issued securities, and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value per share due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.

20	SEI Alternative Income Fund

Covenant Lite Loans Risk — Certain of the underlying loans or debt securities in which a CLO may invest may be issued or offered as “covenant lite” loans or debt, which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. A CLO may be delayed in enforcing its interests in covenant lite loans, which may result in losses.

CLO Manager Risk — CLO securities are managed by investment advisers independent of the Adviser. CLO managers are responsible for selecting, managing and replacing the underlying bank loans and debt securities within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance.

Extended Settlement Risk — Newly issued CLO securities purchased in the primary market typically experience delayed or extended settlement periods, possibly longer than seven days. In the period following such a purchase and prior to settlement these CLO securities may be considered less liquid than similar CLO securities available in the secondary market. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO security prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.

Below Investment Grade Securities Risk — The Fund may invest in CLO debt and equity tranches that are rated below investment grade. Additionally, CLOs may hold below-investment grade securities and certain of the underlying loans and debt securities in which a CLO may invest may be rated below investment grade. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing.

Key Personnel Risk — The Fund is dependent upon the key personnel of the Adviser for the Fund’s future success.

Fair Valuation of the Fund’s Portfolio Investments — Generally there is no public market for the CLO investments the Fund targets. As a result, the Adviser values these securities at fair value. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause its NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of its investments.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short-term and long-term.

A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities, or adversely and materially affect the value of its investments, any of which would negatively affect the Fund’s performance. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

SEI Alternative Income Fund	21

NOTES TO FINANCIAL STATEMENTS (Concluded)

August 31, 2025

Reinvestment Risk — CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Fund’s assets and the market value of the Fund’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Fund will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Limited Investment Opportunities Risk — The market for CLO securities is more limited than the market for other credit related investments. The Fund can offer no assurances that sufficient investment opportunities for the Fund’s capital will be available.

Non-Diversification Risk — The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

Temporary Defensive Positions — The Fund may take a temporary defensive position (investments in cash or cash equivalents) in response to adverse market, economic, political or other conditions. Cash equivalents include short-term high quality debt securities and money market instruments such as commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and shares of short-term affiliated or non-affiliated fixed income or money market funds.

8. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of August 31, 2025, SPTC held of record the following:

SEI Alternative Income Fund
Class F	100.00%
Class Y	100.00%

SPTC is not a direct service provider to the Fund. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the

Fund as custodian for shareholders that are clients of the advisors and financial planners.

9. SEGMENT REPORTING

In this reporting period, the Fund adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) – “Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. SIMC acts as the Fund’s CODM. The CODM has determined that the Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

10. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

22	SEI Alternative Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees

SEI Alternative Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the SEI Alternative Income Fund (the Fund), including the schedule of investments, as of August 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year ended August 31, 2025 and for the period from October 31, 2023 (commencement of operations) to August 31, 2024, and the related notes (collectively, the financial statements) and the financial highlights for the year ended August 31, 2025 and for the period from October 31, 2023 to August 31, 2024. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year ended August 31, 2025 and for the period from October 31, 2023 to August 31, 2024, and the financial highlights for the year ended August 31, 2025 and for the period from October 31, 2023 to August 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2025, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

October 28, 2025

SEI Alternative Income Fund	23

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of August 31, 2025.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Chairman of the Board of Trustees*	since 2023	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	102	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*	Mr. Nesher is a Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds, SEI Exchange Traded Funds, SEI Structured Credit Fund, LP and SEI Alternative Income Fund.

24	SEI Alternative Income Fund

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
TRUSTEES
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	since 2023	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	102	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 77 yrs. old	Trustee	since 2023	Retired since June 2024. Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, from December 2002-June 2024. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	102	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 2023	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	102	Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds, SEI Exchange Traded Funds, SEI Structured Credit Fund, LP and SEI Alternative Income Fund.

SEI Alternative Income Fund	25

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	President and CEO	since 2023	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Treasurer and Chief Financial Officer	since 2023	Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager, Funds Accounting, SEI Investments Global Funds Services from 2005-2023.	N/A	N/A
Stephen Panner One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Chief Compliance Officer	since 2023	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President and Secretary	since 2023	General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020-2023. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009- 2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP from May 2005 - October 2008.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Vice President and Assistant Secretary	since 2023	General Counsel and Secretary of SIMC since 2004. Vice President of SIMC since 1999. Vice President and Assistant Secretary of SEI since 2001. Vice President and Secretary of SEI Institutional Transfer Agent, Inc. from 2009 to 2024. Vice President of the Administrator from 1999 to 2024.	N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2023	Vice President and Assistant Secretary of SIMC since 2022. Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.	N/A	N/A

26	SEI Alternative Income Fund

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
OFFICERS
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 57 yrs. old	Vice President	since 2023	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget Sudall One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2024	Chief Compliance Officer of SEI Operations since 2018. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011-March 2015; Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from July 2007-April 2011.	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds, SEI Exchange Traded Funds, SEI Structured Credit Fund, LP and SEI Alternative Income Fund.

SEI Alternative Income Fund	27

DISCLOSURE OF FUND EXPENSES (Unaudited)

August 31, 2025

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (March 1, 2025 through August 31, 2025).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 3/1/25	Ending Account Value 8/31/25	Annualized Expense Ratios	Expenses Paid During Period *
SEI Alternative Income Fund
Actual Fund Return
Class F	$1,000.00	$1,033.67	1.00%	$5.13
Class Y	1,000.00	1,034.94	0.75	3.85
Hypothetical 5% Return
Class F	$1,000.00	$1,020.16	1.00%	$5.09
Class Y	1,000.00	1,021.42	0.75	3.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

28	SEI Alternative Income Fund

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a August 31, 2025, taxable year end, this notice is for informational purposes only. For shareholders with a August 31, 2025, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended August 31, 2025, the Fund is designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital (Tax Basis)	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income Deduction (6)
SEI Alternative Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.94%	100.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(4)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(5)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions”.

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Alternative Income Fund	29

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BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Alternative Income Fund (the “Fund”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the Fund. The management and affairs of the Fund are supervised by the Board of Directors (each member, a “Director” and, collectively, the “Directors” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of the Fund’s Advisory Agreement be specifically approved by the vote of a majority of the outstanding shareholders of the Fund and the vote of a majority of the Directors who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Directors”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of the Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Directors. In connection with their consideration of the initial approval and such renewals, the Directors must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve the Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve the existing Advisory Agreement between the Fund and SIMC. In preparation for these meetings, the Board requested and reviewed a wide variety of materials provided by SIMC, including information relating to its affiliates, personnel and operations and the services proposed to be provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Directors also receive a memorandum from counsel regarding the responsibilities of Directors in connection with their consideration of whether to approve the Fund’s Advisory Agreement. Finally, the Independent Directors receive advice from counsel, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices and investment strategies; (v) the level of advisory fees that SIMC charges the Fund compared with fees charged to comparable accounts; (vi) the advisory fees charged by SIMC and the Fund’s overall fees and operating expenses compared with peer groups of interval funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Fund in connection with the renewal of the Advisory Agreement (the “Broadridge Report”); (vii) the level of SIMC’s profitability from its fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; and (x) SIMC’s expertise and resources in domestic and/or international financial markets.

At the December 4, 2024 meeting the Board, including a majority of the Independent Directors, approved a brief extension of the Advisory Agreement to accommodate a revised Spring meeting schedule. Typically, the Board renews the Advisory Agreement at the first quarterly in-person meeting of the calendar year in March. The Advisory Agreement regularly renewed at the March meeting expires on April 1 of the following year. Because the first quarterly in-person meeting of the Board in calendar year 2025 was held on April 3, the Advisory Agreement would have expired prior to the meeting, without the extension. Accordingly, the Board voted in-person at the December 4, 2024 meeting to extend the Advisory Agreement until the April 3, 2025 meeting. In evaluating whether to approve the extension of the Advisory Agreement, the Board considered the information made available to it throughout the course of the year by representatives of the SEI investment and compliance teams. At the April 3, 2025 meeting, the Board evaluated the Advisory Agreement in accordance with the renewal process that it typically applies during the annual contract renewal each Spring. The Board’s approval was based on its consideration and evaluation of the factors described above, as discussed at the meeting, and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the resources of SIMC and its affiliates dedicated to the Fun. In this regard, the Directors evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Fund and the resources of SIMC and its affiliates dedicated to the Fund were sufficient to support the renewal of the Advisory Agreement. In addition to advisory services, the Board considered the nature and quality of certain administrative and other non-investment advisory services provided to the Fund by SIMC and/or its affiliates.

SEI Alternative Income Fund	31

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

Performance. In determining whether to renew the Advisory Agreement, the Directors considered the Fund’s performance relative to its peer group and appropriate index/benchmark. The Directors reviewed performance information for the Fund, noting that they receive performance reports that permit them to monitor the Fund’s performance at board meetings throughout the year. As part of this review, the Directors considered the composition of the peer group and selection criteria. In assessing Fund performance, the Directors considered the Broadridge Report. The Broadridge Report included metrics on net total return for the Fund and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Directors found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Directors were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support the renewal of the Advisory Agreement.

Fees. With respect to the Fund’s expenses under the Advisory Agreement, the Board considered the rate of compensation called for by the Advisory Agreement and the Fund’s net operating expense ratios in comparison to those of the Fund’s peer group. In assessing Fund expenses, the Board considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Fund and a universe of comparable funds. The Directors also considered the effects of SIMC’s and its affiliates’ contractual and voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap, and concluded that SIMC, through waivers, would maintain the Fund’s net operating expenses at competitive levels for its distribution channels. Based on the materials considered and discussion at the Meeting, the Directors determined that the fees were below the average for the respective comparison peer group. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Fund are reasonable and supported renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Directors considered the compensation flowing to SIMC, directly or indirectly. The Directors considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Directors considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Directors recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Director may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

32	SEI Alternative Income Fund

SEI Alternative Income Fund/Annual Report/August 31, 2025

Trustees

Robert A. Nesher, Chairman

Nina Lesavoy

James M. Williams

Susan C. Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

Glenn R. Kurdziel

Controller and Chief Financial Officer

Stephen Panner

Chief Compliance Officer

David F. McCann

Vice President, Secretary

Timothy D. Barto

Vice President, Assistant Secretary

Katherine Mason

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive P.O. Box 1100 Oaks, Pennsylvania 19456

SEI-ALT (8/25)

(b)      Not applicable.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is Susan C. Cote. Ms. Cote is independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2025 and 2024 as follows:

		2025			2024
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$73,500	N/A	N/A	$73,500	N/A	N/A
(b)	Audit-Related Fees	$0	N/A	N/A	$0	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$0	N/A	N/A
(d)	All Other Fees (2)	NA	$291,683	N/A	NA	$311,174	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2025	Fiscal 2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)      Not Applicable.

(g)      The aggregate non-audit fees and services billed by KPMG for the fiscal years ended August 31, 2025 and 2024 were $291,683 and $311,174, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h)      During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)         Not Applicable.

(j)         Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Financial Statements and Financial Highlights filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Shareholders filed under Item 1 of this form, if applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting (Rule 206(4)-6)

POLICY STATEMENT

A public company’s shareholders typically have the right to vote on various corporate issues. Clients may delegate to SIMC the authority to vote proxies for shares they own. Under the Advisers Act, SIMC has a duty of care and loyalty with respect to all services undertaken for clients, including proxy voting.

Rule 206(4)-6 under the Advisers Act (including 2019 supplementary guidance and a 2020 policy statement from the Securities and Exchange Commission (“SEC”)1 requires that SIMC must vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires SIMC to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that SIMC votes proxies in the best interest of its clients, and (ii) to disclose to the clients how they may obtain information on how SIMC voted proxies. In addition, Rule 204- 2 requires SIMC to keep records of proxy voting and client requests for information.

As a registered investment adviser, SIMC has an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

PROCEDURES

SIMC has adopted the following procedures to implement the firm’s policy and to monitor compliance with the firm’s policy:

1.       Third Party Proxy Voting Service – SIMC has elected to retain a third-party proxy voting service (the “Service”) to vote proxies with respect to those clients. The Service shall vote proxies in accordance with guidelines approved by SIMC’s Proxy Voting Committee (“Guidelines”), with certain limited exceptions as outlined in detail below. The Guidelines set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote. So long as the Service votes proxies in accordance with the Guidelines, SIMC believes that there is an appropriate presumption that the manner in which SIMC voted was not influenced by, and did not result from, a conflict of interest. SIMC Compliance shall conduct periodic reviews of the Service to ensure compliance with SIMC’s proxy voting guidelines and the appropriateness of the Service.

2.       Establishment of Proxy Voting Committee – SIMC maintains a Proxy Voting Committee (the “Committee”), comprised of representatives of SIMC’s Investment Management Unit and Legal and/or Compliance personnel. The membership of the Committee may be changed at any time upon approval of the existing members of the Committee or by the President of SIMC. The Committee shall meet (virtually or in-person) as necessary to perform any of the activities set forth below. Any action requiring approval of the Committee shall be deemed approved upon an affirmative vote by a majority of the Committee present or represented. The submission of votes electronically (i.e., via email) by the Committee members shall be considered acceptable. The Committee shall consult with counsel or other experts as it deems appropriate to carry out its responsibilities.

3.       Approval/Amendments of Proxy Voting Guidelines – The Committee shall approve Guidelines that set forth the manner in which SIMC shall vote, or the manner in which SIMC shall determine how to vote, with respect to various matters that may come up for shareholder vote with respect to securities held in client accounts and for which SIMC has proxy voting responsibility. In the event that any employee of SIMC recommends any change(s) or amendment(s) to SIMC’s Guidelines, the Committee shall meet to consider the proposed change(s)/amendments(s) and consider all relevant factors. If approved by the Committee, the change(s)/amendment(s) shall be accepted, and the Guidelines revised accordingly.

[1]	The SEC issued guidance in 2019 (SEC Guidance Regarding Proxy Voting Responsibilities of Investment Advisers, Release No. IA-5325 (Aug. 21, 2019) regarding how the fiduciary duty and Rule 206(4)-6 relate to an investment adviser’s exercise of voting authority on behalf of clients and a 2020 SEC policy statement to further supplement such guidance (Release No. IA-5547 (July 22, 2020)).

4.          Circumstances Where Certain Proxy Votes May Not Be Cast – In some cases, SIMC may determine that it is in the best interests of SIMC’s clients to abstain from voting certain proxies.

a)	Abstention or No Vote. SIMC may abstain or choose not to vote in the event any of the following conditions are met with regard to a proxy proposal:

●	Neither the Proxy Voting Guidelines nor specific client instructions cover an issue;

●	The Service does not make a recommendation on the issue;

●	In circumstances where, in SIMC’s judgment, the costs of voting the proxy are deemed to exceed the expected benefits to clients;

●	The securities are on loan (see below);

●	Share blocking (see below); or

●	The Committee is unable to convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. This could happen, for example, if the Committee found that there was a material conflict or if despite all best efforts the Committee is unable to meet the requirements necessary to make a determination.

b)	Securities on Loan. In addition, it is SIMC’s policy not to vote proxies for securities that are on loan. SIMC believes that the additional income derived by clients from such activities generally outweighs the potential economic benefit of recalling securities for the purpose of voting. Therefore, SIMC generally will not recall securities on loan for the sole purpose of voting proxies.

c)	Share Blocking. Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). SIMC believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, SIMC generally will not vote those proxies subject to “share blocking.”

5.         Proxies of Investment Companies – With respect to proxies of an affiliated investment company or series thereof, such as the SEI U.S. Mutual Funds, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”). When required by law or otherwise, the Committee will also “echo vote” proxies of an unaffiliated investment company. If applicable, when not required to “echo vote,” the Committee will delegate to the Service responsibility for voting proxies of an unaffiliated investment company in accordance with Guidelines approved by the Committee; provided that, if such proxy presents a material conflict of interest for SIMC, such proxy shall be voted in accordance with Section 7 below.

6.         Override of Service Recommendations – The Service makes available to SIMC, prior to voting on a proxy, its recommendation on how to vote with respect to such proxy in light of the Guidelines. From time to time the Service will provide SIMC with supplemental materials/information and/or updated recommendations after the initial pre-population of votes (in accordance with the Guidelines) but prior to the submission/voting deadline. In the absence of an override, the Service will vote the proxies in accordance with the recommendation provided. SIMC retains the authority to override the Service’s recommendation in certain scenarios (as detailed below, and instruct the Service to vote in a manner at variance with the Service’s recommendation.

a)	Client Directed Proxy Votes. SIMC clients who have delegated voting responsibility to SIMC with respect to their account may from time to time contact their SEI/SIMC client representative if they would like to request SIMC vote a certain way in a particular solicitation. In such circumstances, SIMC will use its commercially reasonable efforts to vote according to the client’s request but cannot provide assurances that such voting requests will be implemented. For the avoidance of doubt, the client may not direct votes for securities within an SEI Fund or Pooled Investment Vehicle.

b)	Requests by Third Party Sub-Advisers to Direct Proxy Votes. Third Party Sub-Advisers retained by SIMC to manage assets within the SEI Funds may contact SIMC with requests that SIMC cast a proxy vote in a particular solicitation which would result in an override of the Service’s recommendation, In such circumstances, the Committee shall convene and consider/follow the Conflicts of Interest provisions contained in Section 7 below. For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may follow the recommendations of the Sub-Adviser and override the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to override the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

c)	Recommendations by Engagement Vendor. In addition to retaining the Service, SIMC has also engaged a third-party vendor to assist with Shareholder Engagement (the “Engagement Service”). The Engagement Service strives to help investors manage reputational risk and increase corporate accountability through proactive, professional and constructive engagement. It does so by way of collaborating with investors, facilitating many avenues of active ownership (including direct constructive dialogue with companies) and assisting with shareholder resolutions and proxy-voting decisions. As a result of this process, the Engagement Service will at times provide to SIMC proxy Voting recommendations that may conflict with the Guidelines. Recommendations from the Engagement Service to potentially override the Service’s recommendations are expected to be limited to companies with which the Engagement Service is engaged on SIMC’s behalf, and limited to proxy matters that bear on the subject of the engagement with that issuer. In such circumstances, the Committee shall convene and consider/follow the Conflicts of Interest provisions contained in Section 7 below. For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may follow the recommendation of the Engagement Service and override the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to override the Service’s recommendation, the Committee shall maintain a written record setting for the basis of the Committee’s decision.

7.         Conflict of Interest – A decision to override the Service’s recommendation could implicate a conflict of interest. As a result, SIMC may not override the Service’s recommendation with respect to a proxy unless the following steps are taken:

a.	The Committee shall meet to consider the proposal to overrule the Service’s recommendation.

b.	The Committee must determine whether SIMC has a conflict of interest with respect to the issuer that is the subject of the proxy. The Committee will use the following standards to identify issuers with which it may have a conflict of interest.

1.	Significant Business Relationships – The Committee will determine whether SIMC or its affiliates may have a significant business relationship with the issuer, such as, for example, where SIMC (or an affiliate) manages a pension plan, administers employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to the issuer. For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of SIMC’s or an affiliate’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to SIMC or its affiliates but is otherwise determined by the Committee to be significant to SIMC or its affiliates, such as, for example, the following:

●	SIMC or its affiliates lease significant office space from the company or have some other real estate-related relationship with the issuer;

●	SIMC or an affiliate otherwise has a significant relationship with the company such that it might create an incentive for SIMC to vote in favor of management.

2.	Significant Personal/Family Relationships – The Committee will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how SIMC votes proxies. To identify any such relationships, the Committee shall obtain information about any significant personal/family relationship between any employee of SIMC who is involved in the proxy voting process (e.g., IMU analysts, members of the Committee, senior management, as applicable) and senior employees of issuers for which SIMC may vote proxies.

3.	Duties of the Proxy Committee – The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts, the Committee shall rely on publicly available information about SIMC and its affiliates, information about SIMC and its affiliates that is generally known by employees of SIMC,[2] and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving SIMC where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. In connection with the consideration of any proxy voting matters under this policy, each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to these Procedures, and, if appropriate, recuse himself/herself from the matter at issue.

c.	If SIMC determines that it has a conflict of interest, the Committee shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then SIMC can vote the proxy as determined by the Committee. The Committee shall determine whether a proposal is material as follows:

1.	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for SIMC, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements. [3]

2.	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for SIMC, unless the Committee determines that SIMC’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

3.	Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to SIMC’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The Committee shall record in writing the basis for any such determination.

[2]	The procedures provide that the Committee should be aware of information about SIMC or its affiliates that is generally known by employees of SIMC, but it does not extend this knowledge to information about SIMC’s affiliates that is generally known by employees of SIMC’s affiliates (unless such information also is generally known by SIMC’s employees).

[3]	For guidance on defining “routine” and “non-routine” matters, SIMC shall use the standards set forth in NYSE Rule 452 and Special Instruction 12b.viii of Form 13F.

d.	For any proposal where the Committee determines that SIMC has a material conflict of interest, SIMC may vote a proxy regarding that proposal in any of the following manners:

1.	Obtain Client Consent or Direction – If the Committee approves the proposal to override the recommendation of the Service, SIMC shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how SIMC will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

2.	Use Recommendation of the Service – Vote in accordance with the Service’s recommendation.

e.	For any proposal where the Committee determines that SIMC does not have a material conflict of interest, the Committee may override the Service’s recommendation if the Committee reasonably determines that doing so is in the best interests of SIMC’s clients. If the Committee decides to override the Service’s recommendation, the Committee shall maintain a written record setting forth the basis of the Committee’s decision.

f.	This Section 7 does not apply to voting proxies of an investment company except as specifically stated in Section 5 above.

8.         Proxies in Foreign Jurisdictions – With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote on a proxy. The Service may execute, on behalf of SIMC, powers of attorney in applicable countries for this purpose and maintains a matrix of country-specific power of attorney requirements in order to track these requirements.

Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder meeting-specific or other limited power of attorney in order to vote on a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting and SIMC may abstain from voting, in accordance with Section 4 of this Proxy Voting Policy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

David S. Aniloff (the “Portfolio Manager”) serves as senior portfolio manager of the Fund. Mr. Aniloff joined SEI in 2000 and serves as a Portfolio Manager and the Head of Specialty Credit for the Investment Management Unit. Mr. Aniloff manages and oversees portfolios of collateralized loan obligations, a strategy that he co-developed in mid-2005. In Mr. Aniloff’s preceding role, he was a Performance Analyst on SEI’s Portfolio Implementations Team.

Compensation. The Adviser compensates each portfolio manager for his management of the Fund. Each portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus calculated on the following factors:

1	Fund performance relative to a return objective and/or benchmark index;
2.	SEI corporate performance typically based upon earnings per share for a fiscal year; and
3.	Individual performance relative to annual goals and objectives.

Ownership of Fund Shares. As of the date of this Registration Statement, the portfolio manager did not beneficially own any shares of the Fund.

Other Accounts. As of September 30, 2025, in addition to the Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as listed below. The accounts below do not pay performance-based advisory fees.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David S. Aniloff	2	$2,869.32 million	3	$1,288.61 million	0	$0

Conflicts of Interests. Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include another closed-end registered investment company, portions of two U.S. registered high yield mutual funds and an Irish registered high yield fund (collectively, the “Other Accounts”). The Other Accounts might have a similar investment objective as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their position with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and the Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objectives and related restrictions.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Items 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Alternative Income Fund

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO
(Principal Executive Officer)

Date: November 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO
(Principal Executive Officer)

Date: November 5, 2025

By (Signature and Title)	/s/ Glenn R. Kurdziel
Glenn R. Kurdziel
Treasurer & CFO
(Principal Financial Officer)

Date: November 5, 2025